
                                 NSAR ITEM 770

                          VKAC Aggressive Growth Fund
                               10f-3 Transactions

UNDERWRITING #           UNDERWRITING        PURCHASED           AMOUNT OF SHARES           % OF               DATE OF
                                             FROM                PURCHASED                  UNDERWRITING       PURCHASE


1                    GTE Southwest Inc.      Merrill Lynch       1,000,000                  0.667%             01/07/98
2                    St. Joe Corporation     Robert W. Baird        13,200                  0.110%             02/10/98
3                    SFX Entertainment, Inc. Cowan & Co.               400                  0.006%             05/20/98
4                    Capstar Broadcasting    Salomon Smith           3,700                  0.012%             05/26/98
                                             Barney
5                    Alstom                  Societe Generale       11,500                  0.011%             06/22/98
6                    Rhodia ADS              Donaldson, Lufkin       3,500                  0.032%             06/25/98
                                             & Jenrette


Other Firms participating in Underwriting

UNDERWRITING FOR #1

Goldman, Sachs & Co.
Morgan Stanley Dean Witter

UNDERWRITING FOR #2

Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Raymond James & Associates, Inc.
BT Alex.Brown Incorporated
A.G. Edwards & Sons, Inc.
Everen Securities, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Laidlaw Global Securities, Inc.
Legg Mason Wood Walker, Incorporated
Prudential Securities Incorporated
Smith Barney Inc.
Value Investment Partners, Inc.
Wasserstein Perella Securities, Inc.

UNDERWRITING FOR #3

Goldman, Sachs & Co.
Lehman Brothers Inc.
Bear, Stearns & Co. Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated

UNDERWRITING FOR #4

Credit Suisse First Boston Corporation
BT Blex.Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC

UNDERWRITING FOR #5

Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Morgan Stanley & Co. International Limited
Banque Nationale de Paris
Credit Agricole Indosuez
HSBC Investment Bank plc
Swiss Bank Corporation
ABN AMRO Rothschild
Banca Commerciale Italiana Spa
Cazenove & Co.
CDC Marches
Credit Lyonnaise Securities
Duetsche Bank AG London
Generale Bank
Lehman Brothers International (Europe)
Merrill Lynch International

Underwriting for #6

Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Societe Generale
Morgan Stenley & Co. Incorporated
Bear, Stearns International Limited
BT Alex.Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Paribas
Credit Agricole Indosuez
Banque National de Paris
Credit Lyonnaise
Credit Commercial de France
ABN AMRO Rothschold
Dresdner Kleinwort Benson
Nomura International plc


                                 NSAR ITEM 770

                            VKAC LIT Enterprise Fund
                               10f-3 Transactions

UNDERWRITING #           UNDERWRITING             PURCHASED           AMOUNT OF SHARES          % OF             DATE OF
                                                  FROM                   PURCHASED          UNDERWRITING         PURCHASE


1                       Republic Services, Inc.   Merrill Lynch          315,300               0.618%            06/30/98


Other Firms participating in Underwriting:

UNDERWRITING FOR #1

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated
BT Alex Brown Incorporated
BancAmerican Robertson Stephens
Bear, Stearns & Co. Inc.
Blaylock & Partners, LP
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Cleary Gull Reiland & McDevitt Inc.
First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli & Company, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Neuberger & Berman, LLC
PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, LP
Wheat First Securities, Inc.


                                 NSAR ITEM 770

                       VKAC LIT Emerging Growth Portfolio
                               10f-3 Transactions

UNDERWRITING #           UNDERWRITING              PURCHASED                 AMOUNT OF SHARES            % OF        DATE OF
                                                   FROM                      PURCHASED               UNDERWRITING    PURCHASE


1                        Capstar Broadcasting      Salomon Smith              2,000                    0.006%          05/26/98
                                                   Barney
2                        Republic Services, Inc.   Merrill Lynch              1,500                    0.003%          06/30/98


Other Firms participating in Underwriting:

UNDERWRITING FOR #1

Credit Suisse First Boston Corporation
BT Alex Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC

Underwriting for #2

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated
BT Alex Brown Incorporated
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
Blaylock & Partners, LP
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Clearly Gull Reiland & McDevitt Inc.
First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli & Company, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Neuberger & Berman, LLC
PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, LP
Wheat First Securities, Inc.



                                 NSAR ITEM 770

                       VKAC LIT Domestic Income Portfolio
                               10f-3 Transactions

UNDERWRITING #               UNDERWRITING           PURCHASED             AMOUNT OF SHARES            % OF         DATE OF
                                                    FROM                  PURCHASED                UNDERWRITING    PURCHASE


1                         Minnesota Mining Co.       Merrill Lynch         500,000                    0.167%         02/11/98
2                         Beckman Coulter            Merrill Lynch         500,000                    0.125%         02/25/98
3                         Tenet Healthcare           Donaldson, Lufkin     500,000                    0.042%         05/08/98
                                                     & Jenrette
4                         Owens-Illinois, Inc.       Salomon Smith         500,000                    0.091%         05/14/98
                                                     Barney
5                         Tyco International Group   J.P. Morgan           500,000                    0.025%         06/04/98


Other Firms participating in Underwriting:

UNDERWRITING FOR #2

Salomon Smith Barney
Citicorp Securities, Inc.
Credit Suisse First Boston
Morgan Stanley Dean Witter
BancAmerican Robertson Stephens
First Chicago Capital Markets, Inc.
Goldman, Sachs & Co.

UNDERWRITTING FOR #5

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
BT Alex Brown Incorporated
First Chicago Capital Markets, Inc.
NationsBanc Montgomery Securities LLC
ABN AMRO Incorporated
Credit Lyonnaise Securities Inc.
First Union Capital Markets Inc.
Scotia Capital markets Inc.
Bear, Stearns & Co. Inc.
Citicorp Securities, Inc.
PaineWebber Incorporated
UBS Securities LLC
BancAmerican Robertson Stephens
BNY Capital Markets Inc.
Commerzbank Capital Markets Corporation